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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

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                                                         INVESTMENT NUMBER 11090

                               Second Amendment to
                                 Loan Agreement

                                     between

                           VAALCO GABON (ETAME), INC.

                                       and

                        INTERNATIONAL FINANCE CORPORATION

                              Dated August 23, 2002

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                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT

AGREEMENT, dated August 23, 2002 between

     (1) VAALCO GABON (ETAME), INC., a corporation organized and existing under the laws of the State of Delaware, the United States of America (the "Borrower"); and

     (2) INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries including the Republic of Gabon ("IFC").

     WHEREAS:

     (A) Pursuant to a Loan Agreement dated April 19, 2002, as amended May 28, 2002 (as amended, the "Loan Agreement") between Vaalco Gabon (Etame), Inc. (the "Borrower") and IFC, IFC has agreed to extend to the Borrower a loan (the "IFC Loan") in a principal amount not to exceed ten million Dollars ($10,000,000), subject to the terms and conditions set forth in the Loan Agreement.

     (B) The parties hereto have agreed to further amend the Loan Agreement to bring it into conformity with other Transaction Documents that are being amended on or about the date hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.1. Definitions. All capitalized terms used in this Agreement (including the preamble and recitals) and not otherwise defined herein, unless the context otherwise requires, have the respective meanings given to such terms in the Loan Agreement.

     Section 1.2. Interpretation. In this Agreement, unless otherwise stated or unless the context otherwise requires:

     (a) headings are for convenience only and do not affect the interpretation of this Agreement;

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     (b) words importing the singular include the plural and vice versa;

     (c) an expression importing a natural person includes any company, partnership, trust, joint venture, association, corporation or other body corporate and any Authority;

     (d) a reference to a Section, Article or party is a reference to that Section or Article of, or that party to, this Agreement;

     (e) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement or the Loan Agreement;

     (f) a reference to a party to any document includes that party's successors and permitted assigns; and

     (g) no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Agreement or any part thereof.

                                   ARTICLE II

                                   Amendments

     Section 2.1. Amendment of Section 1.01 (Definitions). Section 1.01 of the Loan Agreement is amended as follows:

     (a) by inserting each of the following new definitions in the appropriate alphabetical location:

"'NIC' Nissho Iwai Corporation, a corporation organized and existing under the laws of Japan;"; and

"'VII' VAALCO International, Inc., a corporation organized and existing under the laws of Delaware;";

     (b) by amending each of the defined terms "1818 Fund Subordination Agreement", "Escrow Account Agreement", "Pledge of Shares", "Subordination and Share Retention Agreement" and "Sponsor" to read in full as follows:

"'1818 Fund Subordination
Agreement'                    the agreement entitled "Amended and Restated
                              Subordination and Intercreditor Agreement" dated

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                              June 10, 2002 and amended and restated as of
                              August 23, 2002, among IFC, 1818 Fund, NIC, the Sponsor and VII;";

"'Escrow Account
Agreement'                    the agreement entitled "Escrow Account Agreement"
                              dated May 31, 2002, as amended August 23, 2002, among the Sponsor, the Escrow Account Bank and IFC pursuant to which the Sponsor Escrow Account shall be established, operated and maintained;";

"'Pledge of Shares'           the agreement entitled "Amended and
                              Restated Pledge of Shares Agreement" dated May 31,
                              2002 and amended and restated as of August 23, 2002 among the Sponsor, VII and IFC;";

"'Subordination and  Share
Retention Agreement'          the agreement entitled "Amended and
                              Restated Subordination and Share Retention
                              Agreement" dated May 10, 2002 and amended and restated August 23, 2002 among the Borrower, VII, the Sponsor, NIC and IFC;"; and

"'Sponsor'                    VAALCO Energy, Inc., a corporation organized and
                              existing under the laws of Delaware;";

     (c) by amending paragraphs (i), (ii) and (iv) of the defined term "Material Adverse Effect" to read in full as follows:

                              "(i) the Borrower, VII or the Sponsor or
                                   their respective assets or properties;

                              (ii) the Borrower's, VII's or the Sponsor's
                                   business prospects or financial
                                   condition;

                              (iv) the ability of the Borrower, VII or the
                                   Sponsor to comply with their respective
                                   obligations under this Agreement or any
                                   other Transaction Document or Project
                                   Document;"; and

     (d) by amending paragraphs (h) and (i) of the defined term "Security" to read in full as follows:

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                              "(h) a first ranking pledge by each of the
                                   Sponsor and VII of all its shares in the Borrower; and

                              (i)  an assignment of all Affiliate Loans by
                                   the Sponsor and VII and an assignment by the Sponsor of all loans by the Sponsor to VII;"

     Section 2.2. Amendment of Section 1.03 (Financial Calculations). Subsection
(a) of Section 1.03 of the Loan Agreement is amended by deleting the phrase "Section 16.04 (g)" in the ninth line thereof and replacing it with the phrase "Section 20.04 (g)".

     Section 2.3. Amendment of Section 7.02 (Events of Default). Subsection (x) of Section 7.02 of the Loan Agreement is amended to read in full as follows:

     "(x) any of the events specified in Section 7.02 (g) through (k) or in
Section 7.02 (v) occur to either of the Sponsor or VII or any of their properties, assets or share capital; provided that, in the case of Section 7.02
(k) and Section 7.02 (v), such event shall only be an Event of Default if the aggregate amount of the unpaid Debt or the final judgment, order or award, as the case may be, exceeds one million Dollars ($1,000,000) or its equivalent;".

                                   ARTICLE III

                                  Miscellaneous

     Section 3.1. Effect. (a) All references in the Loan Agreement to "this Agreement", "herein", "hereof", "hereunder", "hereto" or expressions of like meaning shall be references to the Loan Agreement as amended by this Agreement.

     (b) Except as amended hereby, the Loan Agreement shall remain in full force and effect.

     Section 3.2. Confirmation and Restatement; No Waiver. (a) The Borrower hereby confirms and restates in favor of IFC all of the obligations expressed to be undertaken by it in the Loan Agreement as amended by this Agreement and covenants to observe and perform all such obligations and all the terms and conditions of the Loan Agreement as so amended as if the same were set out in full herein.

     (b) Unless expressly stated herein, nothing herein shall amend or alter any obligation of the Borrower under the Loan Agreement or shall be construed as a waiver by IFC of any rights which IFC may have pursuant to the Loan Agreement.

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     (c) The Borrower hereby restates, as if set forth herein at length, and confirms, as of the date hereof, the representations and warranties made by it in Section 4.01 of the Loan Agreement, as amended hereby.

     Section 3.3. Governing Law. This Agreement is governed by, and shall be construed in accordance with, the laws of England.

     Section 3.4. Amendments. Any amendment of any provision of this Agreement shall be in writing and signed by the parties.

     Section 3.5. Counterparts. This Agreement may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same agreement.

                         [signatures on following page]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

                                              VAALCO GABON (ETAME), INC.


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:





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                                              INTERNATIONAL FINANCE CORPORATION


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------